UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3762

Legg Mason Partners Aggressive Growth Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York,	NY 10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: August 31,

Date of reporting period: August 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

AUGUST 31, 2006

Legg Mason Partners

Aggressive Growth Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Aggressive Growth Fund, Inc.

Annual Report  •  August 31, 2006

What’s

Inside

Fund Objective

The Fund seeks capital appreciation. It seeks to achieve this objective by investing primarily in common stocks of companies that the manager believes are experiencing, or will experience, growth in earnings that exceeds the average rate of earnings growth of the companies which comprise the S&P 500 Index.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

While the U.S. economy continued to expand during the reporting period, it did so at an uneven pace. After expanding 4.1% in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7% during the fourth quarter. The economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its best showing since the third quarter of 2003. However, the economy then took a step backwards in the second quarter of 2006, as GDP growth was 2.6%, according to final estimates released by the U.S. Bureau of Economic Analysis. The decline was largely attributed to lower consumer spending, triggered by higher interest rates and oil prices, as well as a cooling housing market. In addition, business spending fell during the quarter.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during most of the reporting period. Since it began its tightening campaign in June 2004, the Fed increased rates 17 consecutive times, bringing the federal funds rateiii from 1.00% to 5.25%. However, in August 2006, the Fed paused from raising rates. In its official statement, the Fed said, “…the Committee judges that some inflation risks remain. The extent and timing of any additional firming that may be needed to address these risks will depend on the evolution of the outlook for both inflation and economic growth, as implied by incoming information.”

For the 12-month period ended August 31, 2006, the U.S. stock market generated positive results, with the S&P 500 Indexiv returning 8.87%. Rising interest rates, inflationary pressures and fears of continued Fed rate hikes triggered periods of market volatility. However, this was somewhat overshadowed by continued strong corporate profits and the expanding economy.

Legg Mason Partners Aggressive Growth Fund, Inc.         I

Looking at the market more closely, small-cap stocks narrowly outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 9.36%, 9.05%, and 8.69%, respectively. From an investment style perspective, value stocks significantly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 13.84% and 3.90%, respectively, over the reporting period.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s Manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

September 28, 2006

II         Legg Mason Partners Aggressive Growth Fund, Inc.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Aggressive Growth Fund, Inc.          III

Fund Overview

Richard Freeman

Vice President and Investment Officer

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) has recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and CAM North America, LLC (renamed ClearBridge Advisors, LLC on October 1, 2006) became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge Advisors are wholly-owned subsidiaries of Legg Mason.

The Fund was formerly known as Smith Barney Aggressive Growth Fund Inc.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. economy continued to grow over the reporting period as corporate balance sheets and profits appeared to maintain their strength. Consumer spending, however, showed signs of weakening, with households burdened by both a rising interest rate environment and high-energy prices, while the housing market began to cool in many areas. The Federal Reserve Board (“Fed”)i continued to raise interest rates during most of the reporting period, but appeared to have ended its current rate-hike cycle by August 2006. The stock market experienced significant periods of market volatility during the 12 month period, but, in general, achieved moderate gains for the reporting period.

Performance Review

For the 12 months ended August 31, 2006, Class A shares of Legg Mason Partners Aggressive Growth Fund, Inc., excluding sales charges, returned 7.39%. These shares outperformed the Lipper Multi-Cap Growth Funds Category Average,1 which increased 4.29%. The Fund’s unmanaged benchmark, the Russell 3000 Growth Indexii, returned 3.90% for the same period.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 418 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         1

Performance Snapshot as of August 31, 2006 (excluding sales charges) (unaudited)

	6 Months	12 Months

Aggressive Growth Fund — Class A Shares	-2.64%	7.39%

Russell 3000 Growth Index	-1.69%	3.90%

Lipper Multi-Cap Growth Funds Category Average	-4.13%	4.29%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B shares returned -3.04%, Class C shares returned -2.93% and Class Y shares returned -2.42% over the six months ended August 31, 2006. Excluding sales charges, Class B shares returned 6.51%, Class C shares returned 6.69% and Class Y shares returned 7.84% over the 12 months ended August 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended August 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 464 funds for the six-month period and among the 418 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

A. Both the Fund’s stock selection and sector allocation contributed positively to the Fund’s performance in comparison to the benchmark index, with stock selection accounting for the great majority of the relative outperformance. In particular, stock selection in the information technology (IT), consumer discretionary, financials, energy and health care sectors made meaningful contributions to relative performance, as did overweights to energy, financials and information technology. Both stock selection and an underweight position in industrials, as well as the Fund’s overweight to health care and significant underweights (where the Fund had no meaningful holdings) to consumer staples, materials and telecommunications services, negatively impacted relative performance for the period.

What were the leading contributors to performance?

A. Top contributors to Fund performance for the period included holdings in Lehman Brothers Holdings Inc. and Merrill Lynch & Co. Inc. in financials, Weatherford International Ltd. and Core Laboratories NV in energy, as well as Chiron, UnitedHealth Group Inc. and Forest Laboratories Inc. in health care, Micron Technology Inc., SanDisk Corp., and Maxtor Corp. in IT and Comcast Corp. in consumer discretionary.

2         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

What were the leading detractors from performance?

A. Top detractors from performance during the period included positions in Amgen Inc., ImClone Systems Inc. and Biosite Inc. in health care, L-3 Communications Holdings Inc. and Tyco International Ltd. in industrials, Time Warner Inc. in consumer discretionary, as well as Intel Corp., Autodesk Inc., Cree Inc. and Teradyne Inc., all in IT.

Q. Were there any significant changes to the Fund during the reporting period?

A. During the period, the Fund significantly increased its positions in both the biotechnology industry within the health care sector, specifically in existing positions in Biogen Idec Inc., Genzyme Corp. and Amgen Inc., and in the media segment of the consumer discretionary sector including Fund holdings in both Time Warner Inc. and Cablevision Systems Corp. Three of the Fund’s holdings were acquired by other companies during the period, resulting in full sales of the positions, including Chiron in health care and Maxtor Corp. and RSA Security Inc., both in IT. (The RSA Security acquisition was announced in June 2006, during the period, but closed in September 2006, shortly after the end of the period.)

Thank you for your investment in Legg Mason Partners Aggressive Growth Fund, Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Richard Freeman

ClearBridge Adviors, LLC

September 28, 2006

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of August 31, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: UnitedHealth Group Inc. (8.7%), Lehman Brothers Holdings Inc. (8.4%), Anadarko Petroleum Corp. (7.0%), Weatherford International Ltd. (5.4%), Genzyme Corp. (4.5%), Amgen Inc. (4.5%), Comcast Corp., Special Class A Shares (3.9%), Forest Laboratories Inc. (3.9%), Tyco International Ltd. (3.8%) and Biogen Idec Inc. (3.5%). Please refer to pages 10 through 13 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of August 31, 2006 were: Health Care (32.6%), Consumer Discretionary (15.5%), Energy (15.5%), Financials (14.5%) and Information Technology (14.0%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Keep in mind, the Fund may invest a significant portion of its assets in small- and mid-cap companies, which may be more volatile than an investment that focuses only on large-cap companies. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

ii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

4         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2006 and held for the six months ended August 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	(2.64%)	$1,000.00	$973.60	1.14%	$5.67

Class B	(3.04)	1,000.00	969.60	1.96	9.73

Class C	(2.93)	1,000.00	970.70	1.73	8.59

Class Y	(2.42)	1,000.00	975.80	0.70	3.49

(1)	For the six months ended August 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.46	1.14%	$5.80

Class B	5.00	1,000.00	1,015.32	1.96	9.96

Class C	5.00	1,000.00	1,016.48	1.73	8.79

Class Y	5.00	1,000.00	1,021.68	0.70	3.57

(1)	For the six months ended August 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         7

Fund Performance

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 8/31/06	7.39%	6.51%	6.69%	7.84%

Five Years Ended 8/31/06	3.64	2.80	2.90	4.07

Ten Years Ended 8/31/06	15.49	14.55	14.63	15.92

Inception* through 8/31/06	13.90	13.88	14.27	13.83

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 8/31/06	2.02%	1.51%	5.69%	7.84%

Five Years Ended 8/31/06	2.58	2.62	2.90	4.07

Ten Years Ended 8/31/06	14.90	14.55	14.63	15.92

Inception* through 8/31/06	13.64	13.88	14.27	13.83

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (8/31/96 through 8/31/06)	321.97%

Class B (8/31/96 through 8/31/06)	289.03

Class C (8/31/96 through 8/31/06)	291.78

Class Y (8/31/96 through 8/31/06)	338.30

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C and Y shares are October 24, 1983, November 6, 1992, May 13, 1993 and January 30, 1996, respectively.

8         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of Legg Mason Partners Aggressive Growth Fund, Inc. vs. Russell 3000 Growth Index† (August 1996 — August 2006)

†	Hypothetical illustration of $10,000 invested in Class A shares on August 31, 1996, assuming deduction of the maximum initial sales charge 5.00% at the time of investment and reinvestment of all distributions, including returns of capital, if any, at net asset value through August 31, 2006. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         9

Schedule of Investments (August 31, 2006)

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND, INC.

Shares	Security	Value

COMMON STOCKS — 99.7%
CONSUMER DISCRETIONARY — 15.5%
Media — 15.1%
9,900,000	Cablevision Systems Corp., New York Group, Class A Shares*	$230,472,000
868,000	CBS Corp., Class B Shares	24,781,400
	Comcast Corp.:
1,394,000	Class A Shares*	48,790,000
11,500,000	Special Class A Shares*	401,465,000
1,700,000	Discovery Holding Co., Class A Shares*	23,817,000
	Liberty Global Inc.:
771,931	Series A Shares*	18,225,291
782,848	Series C Shares*	18,068,132
	Liberty Media Holding Corp.:
875,000	Capital Group, Series A Shares*	75,538,750
4,375,000	Interactive Group, Series A Shares*	83,387,500
22,000,000	Sirius Satellite Radio Inc.*	89,980,000
19,000,000	Time Warner Inc.	315,780,000
868,000	Viacom Inc., Class B Shares*	31,508,400
5,500,000	Walt Disney Co.	163,075,000
1,100,000	World Wrestling Entertainment Inc.	19,008,000

	Total Media	1,543,896,473

Specialty Retail — 0.4%
2,907,200	Charming Shoppes Inc.*	38,258,752
111,900	J. Crew Group Inc.*	2,834,427

	Total Specialty Retail	41,093,179

	TOTAL CONSUMER DISCRETIONARY	1,584,989,652

ENERGY — 15.5%
Energy Equipment & Services — 8.5%
1,447,500	Core Laboratories NV*	106,203,075
5,099,700	Grant Prideco Inc.*	211,790,541
12,800,000	Weatherford International Ltd.*	550,400,000

	Total Energy Equipment & Services	868,393,616

Oil, Gas & Consumable Fuels — 7.0%
15,200,000	Anadarko Petroleum Corp.	713,032,000
55,930	Bill Barrett Corp.*	1,617,496

	Total Oil, Gas & Consumable Fuels	714,649,496

	TOTAL ENERGY	1,583,043,112

EXCHANGE TRADED FUND — 0.7%
1,900,000	Nasdaq-100 Index Tracking Stock	73,853,000

FINANCIALS — 14.5%
Capital Markets — 12.0%
1,487,400	Cohen & Steers Inc.	42,554,514
30,000	Goldman Sachs Group Inc.	4,459,500
13,477,996	Lehman Brothers Holdings Inc.	860,030,925
4,400,000	Merrill Lynch & Co. Inc.	323,532,000

	Total Capital Markets	1,230,576,939

See Notes to Financial Statements.

10         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Shares	Security	Value

Diversified Financial Services — 0.4%
897,100	CIT Group Inc.	$40,423,326

Insurance — 0.0%
27,637	National Financial Partners Corp.	1,017,594

Thrifts & Mortgage Finance — 2.1%
4,500,000	Astoria Financial Corp.	138,150,000
4,300,000	New York Community Bancorp Inc.	70,563,000

	Total Thrifts & Mortgage Finance	208,713,000

	TOTAL FINANCIALS	1,480,730,859

HEALTH CARE — 32.6%
Biotechnology — 16.1%
200,000	Albany Molecular Research Inc.*	1,960,000
1,550,000	Alkermes Inc.*	25,342,500
6,800,000	Amgen Inc.*	461,924,000
599,500	AP Pharma Inc.*	851,290
8,000,000	Biogen Idec Inc.*	353,120,000
532,000	Genentech Inc.*	43,900,640
7,000,000	Genzyme Corp.*	463,610,000
4,600,000	ImClone Systems Inc.*	137,540,000
1,050,000	Isis Pharmaceuticals Inc.*	8,022,000
577,575	Micromet Inc.*	1,501,695
6,040,000	Millennium Pharmaceuticals Inc.*	65,594,400
880,000	Nabi Biopharmaceuticals*	5,218,400
750,000	Nanogen Inc.*	1,620,000
2,000,000	Vertex Pharmaceuticals Inc.*	68,900,000
620,665	ViaCell Inc.*	2,526,106

	Total Biotechnology	1,641,631,031

Health Care Equipment & Supplies — 0.4%
864,400	Biosite Inc.*	38,033,600
200,000	Bioveris Corp.*	1,646,000
87,500	Cytyc Corp.*	2,090,375

	Total Health Care Equipment & Supplies	41,769,975

Health Care Providers & Services — 8.7%
17,027,600	UnitedHealth Group Inc.	884,583,820

Pharmaceuticals — 7.4%
1,188,376	Anesiva Inc.*	8,164,143
1,608,100	BioMimetic Therapeutics Inc.*	10,613,460
8,000,000	Forest Laboratories Inc.*	399,840,000
2,156,000	Johnson & Johnson	139,406,960
5,150,000	King Pharmaceuticals Inc.*	83,533,000
768,303	Pfizer Inc.	21,174,431
800,520	Teva Pharmaceutical Industries Ltd., ADR	27,826,075
3,600,000	Valeant Pharmaceuticals International	70,776,000

	Total Pharmaceuticals	761,334,069

	TOTAL HEALTH CARE	3,329,318,895

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         11

Schedule of Investments (August 31, 2006) (continued)

Shares	Security	Value

INDUSTRIALS — 6.9%
Aerospace & Defense — 2.4%
3,179,475	L-3 Communications Holdings Inc.	$239,700,620

Industrial Conglomerates — 3.8%
15,000,000	Tyco International Ltd.	392,250,000

Machinery — 0.7%
2,790,500	Pall Corp.	75,957,410

	TOTAL INDUSTRIALS	707,908,030

INFORMATION TECHNOLOGY — 14.0%
Communications Equipment — 2.7%
3,175,000	C-COR Inc.*	25,241,250
7,500,000	Motorola Inc.	175,350,000
675,072	Nokia Oyj	14,119,629
2,924,928	Nokia Oyj, ADR	61,072,497

	Total Communications Equipment	275,783,376

Computers & Peripherals — 3.2%
350,000	LaserCard Corp.*	3,479,000
6,150,000	Quantum Corp.*	13,591,500
4,000,000	SanDisk Corp.*	235,680,000
3,180,150	Seagate Technology*	70,758,337

	Total Computers & Peripherals	323,508,837

Electronic Equipment & Instruments — 0.2%
26,445	Cogent Inc.*	377,635
689,000	Excel Technology Inc.*	20,173,920

	Total Electronic Equipment & Instruments	20,551,555

Semiconductors & Semiconductor Equipment — 6.7%
5,000,000	Broadcom Corp., Class A Shares*	147,200,000
1,050,000	Cabot Microelectronics Corp.*	33,012,000
3,720,000	Cirrus Logic Inc.*	27,230,400
1,300,000	Cree Inc.*	24,206,000
1,270,000	DSP Group Inc.*	31,076,900
828,112	Freescale Semiconductor Inc., Class B Shares*	25,596,942
3,280,000	Intel Corp.	64,091,200
14,000,000	Micron Technology Inc.*	241,920,000
4,000,000	RF Micro Devices Inc.*	26,480,000
738,100	Standard Microsystems Corp.*	20,718,467
3,300,000	Teradyne Inc.*	46,332,000

	Total Semiconductors & Semiconductor Equipment	687,863,909

Software — 1.2%
1,100,000	Advent Software Inc.*	36,025,000
1,700,000	Autodesk Inc.*	59,092,000
680,800	Microsoft Corp.	17,489,752
385,500	RSA Security Inc.*	10,736,175

	Total Software	123,342,927

	TOTAL INFORMATION TECHNOLOGY	1,431,050,604

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $6,634,420,642)	10,190,894,152

See Notes to Financial Statements.

12         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Schedule of Investments (August 31, 2006) (continued)

Face Amount	Security	Value
SHORT-TERM INVESTMENT — 0.3%
Repurchase Agreement — 0.3%
$35,373,000	Interest in $406,383,000 joint tri-party repurchase agreement dated 8/31/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.260% due 9/1/06; Proceeds at maturity — $35,378,168; (Fully collateralized by U.S. Treasury Note, 4.875% due 8/31/08; Market value — $36,080,774) (Cost — $35,373,000)	$35,373,000

	TOTAL INVESTMENTS — 100.0% (Cost — $6,669,793,642#)	10,226,267,152
	Liabilities in Excess of Other Assets — 0.0%	(3,321,711)

	TOTAL NET ASSETS — 100.0%	$10,222,945,441

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         13

Statement of Assets and Liabilities (August 31, 2006)

ASSETS:
Investments, at value (Cost — $6,669,793,642)	$10,226,267,152
Cash	821
Receivable for Fund shares sold	10,355,770
Dividends and interest receivable	4,588,005
Prepaid expenses	311,245

Total Assets	10,241,522,993

LIABILITIES:
Payable for Fund shares repurchased	8,390,682
Investment management fee payable	5,940,821
Distribution fees payable	1,989,016
Transfer agent fees payable	1,857,648
Directors’ fees payable	4,000
Accrued expenses	395,385

Total Liabilities	18,577,552

Total Net Assets	$10,222,945,441

NET ASSETS:
Par value (Note 5)	$973,608
Paid-in capital in excess of par value	6,666,615,888
Accumulated net realized loss on investments and foreign currency transactions	(1,117,565)
Net unrealized appreciation on investments	3,556,473,510

Total Net Assets	$10,222,945,441

Shares Outstanding:
Class A	39,077,907

Class B	23,143,426

Class C	19,366,441

Class Y	15,773,045

Net Asset Value:
Class A (and redemption price)	$109.36

Class B *	$97.28

Class C *	$98.09

Class Y (and redemption price)	$114.00

Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.00%)	$115.12

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

14         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Statement of Operations (For the year ended August 31, 2006)

INVESTMENT INCOME:
Dividends	$50,824,178
Interest	3,276,291
Less: Foreign taxes withheld	(283,255)

Total Investment Income	53,817,214

EXPENSES:
Investment management fee (Note 2)	66,415,929
Distribution fees (Notes 2 and 4)	52,531,336
Transfer agent fees (Notes 2 and 4)	14,062,884
Administration fees (Note 2)	3,536,054
Shareholder reports (Note 4)	628,027
Directors’ fees	200,609
Insurance	200,292
Custody fees	179,439
Legal fees	105,005
Registration fees	83,920
Audit and tax	42,180
Miscellaneous expenses	28,370

Total Expenses	138,014,045
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(585,106)

Net Expenses	137,428,939

Net Investment Loss	(83,611,725)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	9,426,563
Foreign currency transactions	13,376

Net Realized Gain	9,439,939

Change in Net Unrealized Appreciation/Depreciation From Investments	735,033,732

Net Gain on Investments and Foreign Currency Transactions	744,473,671

Increase in Net Assets From Operations	$660,861,946

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         15

Statements of Changes in Net Assets (For the years ended August 31,)

	2006	2005
OPERATIONS:
Net investment loss	$(83,611,725)	$(83,131,476)
Net realized gain	9,439,939	20,870,290
Change in net unrealized appreciation/depreciation	735,033,732	1,658,195,811

Increase in Net Assets From Operations	660,861,946	1,595,934,625

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	1,912,243,361	1,471,782,119
Cost of shares repurchased	(1,698,734,241)	(1,599,340,210)

Increase (Decrease) in Net Assets From Fund Share Transactions	213,509,120	(127,558,091)

Increase in Net Assets	874,371,066	1,468,376,534
NET ASSETS:
Beginning of year	9,348,574,375	7,880,197,841

End of year	$10,222,945,441	$9,348,574,375

See Notes to Financial Statements.

16         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended August 31:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$101.83	$84.33	$78.36	$62.24	$91.46

Income (Loss) From Operations:
Net investment loss	(0.64)	(0.63)	(0.71)	(0.58)	(0.71)
Net realized and unrealized gain (loss)	8.17	18.13	6.68	16.70	(28.51)

Total Income (Loss) From Operations	7.53	17.50	5.97	16.12	(29.22)

Net Asset Value, End of Year	$109.36	$101.83	$84.33	$78.36	$62.24

Total Return(2)	7.39%	20.75%	7.62%	25.90%	(31.95)%

Net Assets, End of Year (millions)	$4,274	$3,677	$2,959	$2,332	$1,639

Ratios to Average Net Assets:
Gross expenses	1.13%	1.21%	1.21%	1.22%	1.21%
Net expenses	1.13 (3)	1.21	1.19 (3)	1.22	1.21
Net investment loss	(0.59)	(0.69)	(0.82)	(0.86)	(0.88)

Portfolio Turnover Rate	5%	2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         17

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended August 31:

Class B Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$91.33	$76.25	$71.43	$57.19	$84.73

Income (Loss) From Operations:
Net investment loss	(1.36)	(1.23)	(1.28)	(1.03)	(1.26)
Net realized and unrealized gain (loss)	7.31	16.31	6.10	15.27	(26.28)

Total Income (Loss) From Operations	5.95	15.08	4.82	14.24	(27.54)

Net Asset Value, End of Year	$97.28	$91.33	$76.25	$71.43	$57.19

Total Return(2)	6.51%	19.78%	6.75%	24.90%	(32.50)%

Net Assets, End of Year (millions)	$2,251	$2,326	$2,124	$1,984	$1,542

Ratios to Average Net Assets:
Gross expenses	1.95%	2.01%	2.03%	2.03%	2.03%
Net expenses	1.95 (3)	2.01	2.01 (3)	2.03	2.03
Net investment loss	(1.42)	(1.49)	(1.64)	(1.67)	(1.70)

Portfolio Turnover Rate	5%	2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended August 31:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$91.94	$76.69	$71.79	$57.44	$85.03

Income (Loss) From Operations:
Net investment loss	(1.21)	(1.17)	(1.22)	(0.99)	(1.20)
Net realized and unrealized gain (loss)	7.36	16.42	6.12	15.34	(26.39)

Total Income (Loss) From Operations	6.15	15.25	4.90	14.35	(27.59)

Net Asset Value, End of Year	$98.09	$91.94	$76.69	$71.79	$57.44

Total Return(2)	6.69%	19.89%	6.83%	24.98%	(32.45)%

Net Assets, End of Year (millions)	$1,900	$1,782	$1,611	$1,415	$1,076

Ratios to Average Net Assets:
Gross expenses	1.80%	1.93%	1.95%	1.96%	1.95%
Net expenses	1.78 (3)	1.93	1.93 (3)	1.96	1.95
Net investment loss	(1.24)	(1.40)	(1.56)	(1.60)	(1.62)

Portfolio Turnover Rate	5%	2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended August 31:

Class Y Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$105.71	$87.18	$80.67	$63.81	$93.38

Income (Loss) From Operations:
Net investment loss	(0.19)	(0.25)	(0.36)	(0.30)	(0.41)
Net realized and unrealized gain (loss)	8.48	18.78	6.87	17.16	(29.16)

Total Income (Loss) From Operations	8.29	18.53	6.51	16.86	(29.57)

Net Asset Value, End of Year	$114.00	$105.71	$87.18	$80.67	$63.81

Total Return(2)	7.84%	21.25%	8.07%	26.42%	(31.67)%

Net Assets, End of Year (millions)	$1,798	$1,564	$1,186	$876	$178

Ratios to Average Net Assets:
Gross expenses	0.71%	0.79%	0.80%	0.81%	0.82%
Net expenses	0.70 (3)	0.79	0.78 (3)	0.81	0.82
Net investment loss	(0.17)	(0.27)	(0.40)	(0.43)	(0.49)

Portfolio Turnover Rate	5%	2%	5%	1%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Aggressive Growth Fund, Inc. (formerly known as Smith Barney Aggressive Growth Fund Inc.) (the “Fund”), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         21

Notes to Financial Statements (continued)

U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(e) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(h) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$83,598,349	—	$(83,598,349)
(b)	13,376	$(13,376)	—

(a)	Reclassifications are primarily due to a tax net operating loss.

(b)	Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes.

22         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and SBFM, which became effective on December 1, 2005.

Prior to October 1, 2005, the Fund paid SBFM an investment management fee calculated daily and paid monthly, at an annual rate of the Fund’s average daily net assets as in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $5 billion	0.600%
Next $2.5 billion	0.575
Next $2.5 billion	0.550
Over $10 billion	0.500

Effective October 1, 2005, the investment management fee, calculated daily and payable monthly, was changed to the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.600%
Next $1 billion	0.575
Next $3 billion	0.550
Next $5 billion	0.525
Over $10 billion	0.500

Prior to the Legg Mason transaction, SBFM also acted as the Fund’s administrator for which the Fund paid a fee calculated at an annual rate of 0.15% of the Fund’s average daily net assets. This fee was calculated daily and paid monthly.

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee is no longer applicable.

Under a new investment management agreement, effective December 1, 2005, the Fund paid SBFM an investment management fee, calculated daily and payable monthly, at an annual rate in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         23

Notes to Financial Statements (continued)

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) formerly known as CAM North America LLC, became the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund remains the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. The Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 0.70% of the net management fee that it receives from the Fund.

During the year ended August 31, 2006, SBFM and LMPFA waived a portion of their fee in the amount of $219,439. In addition, during the year ended August 31, 2006, the Fund was reimbursed for expenses in the amount of $365,667.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended August 31, 2006, the Fund paid transfer agent fees of $5,185,756 to CTB. In addition, for the period ended August 31, 2006, the Fund paid $417,124 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both of which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM, PFS and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

24         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

For the period ended August 31, 2006, LMIS, PFS, and CGM and their affiliates received sales charges of approximately $3,241,000 on sales of the Fund’s Class A shares. In addition, for the period ended August 31, 2006, CDSCs paid to LMIS, PFS, and CGM and their affiliates were approximately:

	Class A	Class B	Class C
CDSCs	$5,000	$852,000	$19,000

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Investments

During the year ended August 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$706,746,949

Sales	464,596,412

At August 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$4,417,060,150
Gross unrealized depreciation	(860,586,640)

Net unrealized appreciation	$3,556,473,510

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

For the year ended August 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$10,215,012	$6,861,172	$240,479
Class B	23,452,076	5,537,988	213,241
Class C	18,864,248	1,697,912	120,086
Class Y	—	—	54,221

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         25

Notes to Financial Statements (continued)

5.	Capital Shares

At August 31, 2006, the Fund had 100 million shares of capital stock authorized with a par value of $0.01 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended August 31, 2006		Year Ended August 31, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	8,920,885	$966,672,149	7,697,876	$707,498,638
Shares repurchased	(5,954,155)	(642,793,027)	(6,681,278)	(616,988,508)

Net Increase	2,966,730	$323,879,122	1,016,598	$90,510,130

Class B
Shares sold	2,306,292	$223,382,138	2,722,020	$225,093,209
Shares repurchased	(4,629,359)	(446,639,925)	(5,114,640)	(424,707,589)

Net Decrease	(2,323,067)	$(223,257,787)	(2,392,620)	$(199,614,380)

Class C
Shares sold	3,446,082	$336,518,154	2,725,883	$227,495,003
Shares repurchased	(3,458,299)	(336,155,352)	(4,349,198)	(363,318,387)

Net Increase (Decrease)	(12,217)	$362,802	(1,623,315)	$(135,823,384)

Class Y
Shares sold	3,446,510	$385,670,920	3,224,594	$311,695,269
Shares repurchased	(2,466,011)	(273,145,937)	(2,034,108)	(194,325,726)

Net Increase	980,499	$112,524,983	1,190,486	$117,369,543

6.	Income Tax Information and Distributions to Shareholders

During the fiscal years ended 2006 and 2005, the Fund did not make any distributions.

As of August 31, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward *	$(1,117,565)
Unrealized appreciation/(depreciation)	3,556,473,510

Total accumulated earnings/(losses)-net	$3,555,355,945

*	During the taxable year ended August 31, 2006, the Fund utilized $983,035 of its capital loss carryforward available from prior years. As of August 31, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
8/31/2011	$(1,117,565)

This amount will be available to offset any future taxable capital gains.

26         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alter-natives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.

The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.

On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         27

Notes to Financial Statements (continued)

required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the

28         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Notes to Financial Statements (continued)

Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defend-ants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the Investment Company Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, including Legg Mason Partners Aggressive Growth Fund, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         29

Notes to Financial Statements (continued)

10.	Additional Shareholder Information

The Fund’s Board approved certain share class modifications which, among other things, will standardize share class features for all funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications are expected to be implemented during the fourth quarter of 2006.

The Fund’s Board also approved a number of other initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders will be asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also will be asked to approve investment matters, including standardized fundamental investment policies.

Proxy materials describing these matters are expected to be sent to shareholders later in 2006. If shareholder approval is obtained, these matters generally are expected to be implemented during the first quarter of 2007.

11.	Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for this Fund will be September 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund is currently evaluating the impact that FIN 48 will have on the financial statements.

* * *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

30         Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Aggressive Growth Fund, Inc.

(formerly Smith Barney Aggressive Growth Fund Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Aggressive Growth Fund, Inc., as of August 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Aggressive Growth Fund, Inc., as of August 31, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

October 26, 2006

Legg Mason Partners Aggressive Growth Fund, Inc. 2006 Annual Report         31

Board Approval of Management and Subadvisory Agreements (unaudited)

At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any subadviser or proposed subadviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved a new subadvisory agreement between the Manager and ClearBridge Advisors, LLC (the “Subadviser”) (the “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreement replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and were entered into in connection with an internal reorganization of the Manager’s, prior manager’s and Subadviser’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreement, the Board, including the Independent Board Members, considered the factors discussed below, among other things.

The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to the Subadviser the day-to-day portfolio management of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio manager that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio manager responsible for day-to-day management of the Fund would not change.

The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadviser under the New Subadvisory Agreement. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadviser took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadviser and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadviser and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreement were acceptable.

The Board members also received and considered performance information for the Fund as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the

32         Legg Mason Partners Aggressive Growth Fund, Inc.

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmark. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreement.

The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadviser in light of the nature, extent and quality of the management services expected to be provided by the Subadviser. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to the Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fee were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreement.

The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board Members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.

In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreement.

The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreement were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further

Legg Mason Partners Aggressive Growth Fund, Inc.         33

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement.

In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreement. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreement. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager or Subadviser were present.

34         Legg Mason Partners Aggressive Growth Fund, Inc.

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Partners Aggressive Growth Fund, Inc. (formerly known as Smith Barney Aggressive Growth Fund Inc.) (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and certain officers of the Fund is set forth below. The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1983	Law Firm of Paul R. Ades, PLLC (from April 2000 to Present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1994	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Legg Mason Partners Funds 125 Broad Street New York, New York 10004 Birth Year: 1937	Director	Since 1994	President of Avatar International, Inc. (Business Development)	15	None

Jerome H. Miller c/o Legg Mason Partners Funds 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1983	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

Legg Mason Partners Aggressive Growth Fund, Inc.         35

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason, LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Legg Mason Partners Fund Advisors LLC (“LMPFA”) (Since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly Chairman of SBFM and CFM (from 2002 to 2006); Formerly, Chairman, President and Chief Executive of Travelers Investment Advisers, Inc. (from 2002 to 2005)	167	Trustee Consulting Group Capital Markets Funds

Officers:
Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; formerly, Controller of certain mutual funds associated predecessor firms of Legg Mason or its predecessor (from 2002 to 2004)

				N/A	N/A

Richard A. Freeman ClearBridge Advisors, LLC (“ClearBridge Advisors”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1955	Vice President and Investment Officer	Since 1983	Managing Director of Legg Mason and Investment Officer of ClearBridge Advisors	N/A	N/A

36         Legg Mason Partners Aggressive Growth Fund, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Evan S. Bauman ClearBridge Advisors 399 Park Avenue New York, NY 10022 Birth Year: 1975	Investment Officer	Since 2005	Director of Legg Mason and Investment Officer of ClearBridge Advisors	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance at Legg Mason (2005-Present); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance at Legg Mason or its predecessor (2002-2005); Prior to 2002, Managing Director—Internal Audit & Risk Review at Citigroup

				N/A	N/A
John Chiota Legg Mason 300 First Stamford Place 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessor (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A

Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason or its predecessor (since 2002); Controller of certain mutual funds associated with Legg Mason & Co. (since 2005); formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001 to 2005); Accounting Manager of CAM (from 1996 to 2001)	N/A	N/A

Legg Mason Partners Aggressive Growth Fund, Inc.         37

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Robert I. Frenkel Legg Mason & Co. 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessors (since 2000); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

*	Each Director and officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

38         Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Aggressive Growth Fund, Inc.

DIRECTORS Paul R. Ades Dwight B. Crane R. Jay Gerken, CFA Chairman Frank G. Hubbard Jerome H. Miller Ken Miller

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Aggressive Growth Fund, Inc., but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD0433 10/06	SR06-163

Legg Mason Partners

Aggressive Growth Fund, Inc.

LEGG MASON PARTNERS AGGRESSIVE GROWTH FUND, INC.

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year, and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Aggressive Growth Fund Inc. name.

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Paul Ades, the Chairperson of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Ades as the Audit Committee’s financial expert. Mr. Ades is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending August 31, 2005 and August 31, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $31,000 in 2005 and $35,000 in 2006.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Aggressive Growth Fund (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $2,300 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item 4 on behalf of the Legg Mason Partners Aggressive Growth Fund.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Aggressive Growth Fund requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Aggressive Growth Fund, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Aggressive Growth Fund and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Aggressive Growth Fund during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Aggressive Growth Fund’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Aggressive Growth Fund or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b) Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Aggressive Growth Fund, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Aggressive Growth Fund, Inc.

Date:	November 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Aggressive Growth Fund, Inc.

Date:	November 8, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Aggressive Growth Fund, Inc.

Date:	November 8, 2006